STATEMENT OF INVESTMENTS
BNY Mellon Global Emerging Markets Fund

July 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.6%
Brazil - 9.0%
B3 SA - Brasil Bolsa Balcao	3,492,687		11,020,014
Raia Drogasil SA	1,838,557		11,314,197
WEG SA	1,292,489		10,913,896
XP, Inc., Cl. A	614,625	[a,b]	16,601,021
			49,849,128
China - 24.8%
BY-HEALTH Co. Ltd., Cl. A	3,142,901		9,305,458
Foshan Haitian Flavouring & Food Co. Ltd., Cl. A	1,613,468		10,452,803
Kingdee International Software Group Co. Ltd.	2,099,000		3,649,545
Meituan, Cl. B	1,086,264	[b,c]	20,377,287
NARI Technology Co. Ltd., Cl. A	3,069,546		10,445,497
NetEase, Inc.	364,600		7,924,156
Pharmaron Beijing Co. Ltd., Cl. H	1,300,100	[a,c]	3,375,736
Ping An Insurance Group Company of China Ltd., Cl. H	1,412,000		10,184,129
Shenzhen Inovance Technology Co. Ltd., CI. A	1,189,206		11,815,933
Sungrow Power Supply Co. Ltd., CI. A	582,600		9,089,432
Tencent Holdings Ltd.	530,868		24,123,866
Yum China Holdings, Inc.	272,893		16,651,931
			137,395,773
Hong Kong - 3.9%
AIA Group Ltd.	2,173,600		21,571,842
India - 26.6%
Godrej Consumer Products Ltd.	641,967	[b]	8,085,785
HDFC Bank Ltd.	1,295,628		26,010,620
HDFC Life Insurance Co. Ltd.	1,193,701	[c]	9,387,930
Hindustan Unilever Ltd.	398,943		12,421,018
ICICI Bank Ltd.	767,576		9,316,508
Info Edge India Ltd.	328,229		18,305,679
Marico Ltd.	1,614,877		11,005,873
Maruti Suzuki India Ltd.	35,618		4,252,897
PB Fintech Ltd.	765,863	[b]	6,811,861
Sona Blw Precision Forgings Ltd.	1,034,435	[c]	7,170,096
Tata Consultancy Services Ltd.	407,456		16,949,684
Titan Co. Ltd.	343,997		12,564,132
Zomato Ltd.	4,679,141	[b]	4,784,459
			147,066,542

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 96.6% (continued)
Indonesia - 3.0%
Bank Mandiri Persero TBK Pt		32,415,200		12,306,168
Bank Rakyat Indonesia Persero TBK Pt		10,785,400		4,040,949
				16,347,117
Japan - 1.6%
Advantest Corp.		64,700		8,879,679
Mexico - 3.4%
Wal-Mart de Mexico SAB de CV		4,559,402		18,991,836
Netherlands - 4.7%
ASM International NV		22,549		10,729,009
ASML Holding NV		21,144		15,162,233
				25,891,242
Peru - 1.6%
Credicorp Ltd.		57,995		9,108,115
Philippines - .0%
GT Capital Holdings, Inc.		1		10
Singapore - 1.1%
Sea Ltd., ADR		90,075	[b]	5,991,789
South Africa - 1.3%
Clicks Group Ltd.		471,808		7,400,661
South Korea - 5.3%
Samsung Electronics Co. Ltd.		291,557		15,965,699
Samsung SDI Co. Ltd.		25,477		13,291,653
				29,257,352
Taiwan - 6.3%
Delta Electronics, Inc.		413,000		4,803,319
Taiwan Semiconductor Manufacturing Co. Ltd.		1,658,000		29,808,283
				34,611,602
United States - 1.1%
Livent Corp.		250,929	[a,b]	6,177,872
Uruguay - 2.9%
Globant SA		51,349	[a,b]	8,972,211
MercadoLibre, Inc.		5,760	[b]	7,131,168
				16,103,379
Total Common Stocks (cost $466,117,309)				534,643,939
	1-Day Yield (%)
Investment Companies - 4.5%
Registered Investment Companies - 4.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $24,795,509)	5.38	24,795,509	[d]	24,795,509

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $621,712)	5.38	621,712	[d]	621,712
Total Investments (cost $491,534,530)		101.2%		560,061,160
Liabilities, Less Cash and Receivables		(1.2%)		(6,427,042)
Net Assets		100.0%		553,634,118

ADR—American Depositary Receipt

a Security, or portion thereof, on loan. At July 31, 2023, the value of the fund’s securities on loan was $23,649,915 and the value of the collateral was $23,741,984, consisting of cash collateral of $621,712 and U.S. Government & Agency securities valued at $23,120,272. In addition, the value of collateral may include pending sales that are also on loan.

b Non-income producing security.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2023, these securities were valued at $40,311,049 or 7.28% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Global Emerging Markets Fund

July 31, 2023 (Unaudited)

The following is a summary of the inputs used as of July 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	534,643,939	-	-	534,643,939
Investment Companies	25,417,221	-	-	25,417,221

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Company’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board Members (the "Board"). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At July 31, 2023, accumulated net unrealized appreciation on investments was $68,526,630, consisting of $93,926,176 gross unrealized appreciation and $25,399,546 gross unrealized depreciation.

At July 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.